EXHIBIT 10.56

QUOTA PURCHASE AND SALE AGREEMENT

by and among

RADIANCY, INC.,

LEO KLINGER

and

INTERVENING PARTIES

DATED: MAY 7, 2013

Execution Version

QUOTA PURCHASE AND SALE AGREEMENT

This Quota Purchase and Sale Agreement (“Agreement”) is entered into on this May 7, 2013, by and between:

RADIANCY, INC., a company duly incorporated and validly existing under the laws of the State of Delaware, United States of America, with head offices at 40 Ramland Road South, suite 200, Orangeburg, New York 10962, United States of America, herein represented in accordance with its by-laws (“Buyer”); and

LEO KLINGER, XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx(hereinafter “Seller”),

and, as intervening parties:

LK TECHNOLOGY IMPORTAÇÃO E EXPORTAÇÃO LTDA., a limited liability company, duly incorporated and validly existing in accordance with the laws of the Federative Republic of Brazil, with head offices in the city of São Paulo, state of São Paulo, at Rua Diogo Moreira, No. 132, 13th floor, Lot 1301, XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX herein represented in accordance with its Articles of Association (hereinafter “Company” or “LK”);

LK2 TECHNOLOGY PARTICIPAÇÕES LTDA., a limited liability company, in the process of incorporation before the Registrar of Companies of the State of São Paulo, with head offices in the city of São Paulo, state of São Paulo, at Rua Cabedelo, nº 366,  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX herein, herein represented in accordance with its Articles of Association (hereinafter “LK2”); and

HASSE RIVA KLINGER, XXXXXXXXX, XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxXXXXXXXXXXxx (hereinafter “HRK”);

(Buyer and Seller are also jointly referred to hereinafter as “Parties” and individually referred to as “Party”),

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WITNESSETH

WHEREAS Seller and HRK are, on the date hereof, the sole owners of the totality of the quotas of the Company’s capital stock, with a par value of one Real (R$1.00) each, according to the following distribution:

Quotaholder	Number of Quotas	Par Value (R$)	Participation
Seller	99,995	99,995.00	99.99%
HRK	5	5.00	0.01%
	----------	----------	----------
Total	100,000	100,000.00	100%

WHEREAS as one of the Conditions Precedent to Closing, Seller and HRK will formalize the LK Spin-Off, following which solely the Assets (as defined below) will remain in LK;

WHEREAS the corporate documents of the LK Spin-Off also set forth the transfer of the Company quotas currently owned by HRK to Seller, such that, on the Closing Date, Seller shall be the sole owner of the totality of the quotas of the Company’s capital stock, corresponding to one hundred thousand (100,000) quotas, fully subscribed and paid-up;

WHEREAS the Parties executed a letter of intent, as restated on March 14, 2013 whereby they, among other provisions, confirmed their mutual intentions to enter into negotiations with respect to the acquisition by the Buyer of quotas representing one hundred percent (100%) of the capital stock of the Company;

WHEREAS Seller wishes to sell to Buyer, and Buyer wishes to purchase and receive from Seller, quotas representing one hundred percent (100%) of the capital stock of the Company (“Quotas”) on the Closing Date (as defined below), in accordance with the terms and conditions established herein; and

WHEREAS Buyer’s interest in the Transaction is based on the existence/ownership of the following licenses, authorizations and permits in the name of the Company: (i) the LK AFE; (ii) product registrations (Registro de Produto) granted by ANVISA for certain Professional Line Products that are currently imported and/or commercialized and/or held in stock and/or marketed by the Company; (iii) product registrations (Registro de Produto) granted by ANVISA for other Radiancy Products not yet imported and/or commercialized and/or held in stock and/or marketed by the Company; and (iv) the LK Municipal Sanitary License; and (iv) the LK RADAR;

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WHEREAS Seller has agreed to enter the Transaction taking into account that part of the Purchase Price will include certain amounts in connection with costs to be incurred for the issuance of the LK2 Permits, as set forth in this Agreement;

WHEREAS the Closing of the Transaction is subject to the fulfillment by the Parties of the Conditions Precedent set forth in Chapter 4 below,

NOW, THEREFORE, the Parties have agreed and covenanted to the following clauses and conditions, which they mutually grant and accept, as follows:

1. DEFINITIONS AND INTERPRETATION

1.1. Defined Terms.  Without prejudice to other terms defined herein, any capitalized term used, but not otherwise defined in this Agreement, has the meaning ascribed to such term in Schedule 1.1 to this Agreement.  The meaning assigned to each term defined in Schedule 1.1 hereto shall apply equally to both the singular and plural forms of such term.

2. PURCHASE AND SALE OF QUOTAS

2.1. Transaction.  At the Closing, on the terms and subject to the conditions established herein, especially the Conditions Precedent set forth in Chapter 4 below, Seller agrees to sell to Buyer, and Buyer agrees to buy from Seller, the totality of the Quotas, free and clear of any Liens, obligations or any restrictions to their sale of any nature, against a compensation to be paid by the Buyer and calculated pursuant to the terms and conditions herein (“Transaction”).  The transfer of the Quotas to Buyer shall take place on the Closing Date, on the terms set forth in Chapter 6 below.

3. PURCHASE PRICE AND PAYMENT

3.1. Purchase Price.  The consideration for the sale and transfer of the Quotas to Buyer shall be calculated as follows: (i) the Closing Date Amount; plus (ii) the Second Payment Date Amount, the result being referred to as the “Purchase Price”.

3.2. Closing Date Amount. On the Closing Date, Buyer shall pay to Seller, through wire transfer of immediately available and transferable funds to the bank account indicated by Seller in Schedule 3.2 hereto (“Seller’s Bank Account”), an amount equivalent in Reais to forty thousand, eight hundred and twenty US Dollars (US$40,820.00) (“Closing Date Amount”).

3.3. Second Payment Date Amount.  On the Second Payment Date (as defined in Section 9.2.4 below), Buyer shall pay to Seller, through wire transfer of immediately

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available and transferable funds to Seller’s Bank Account, an amount calculated in accordance with the formula below, if positive, the result being referred to as “Second Payment Date Amount”:

SPDA = US$59,180.00 + (1.176 x (LAB + CIO))

Where:

SPDA means the Second Payment Date Amount.

LAB means the balance in the Legacy Bank Account on the TP Termination Date (as defined below), determined in accordance with the procedures set forth in Section 9.2 hereof.

CIO means the “Costs for Initial Operations of LK2”, calculated pursuant to Section 8.4 below.

4. CONDITIONS PRECEDENT FOR CLOSING

4.1. Conditions Precedent.  The consummation of the Closing and of the transactions to take place on the Closing Date shall be conditioned upon the completion of the conditions precedent set forth in this Chapter 4 (jointly, “Conditions Precedent”), unless waived in writing by the Party or Parties benefitting from such Condition Precedent, as applicable.

4.2. No Legal Impediments to Closing.  The obligation of the Parties to conclude the transactions set forth in this Agreement is also conditioned upon the absence of any injunction, order, restraint or prohibition of any nature issued by or before a Governmental Authority seeking to restrain, prohibit or impose any conditions on, or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no action, claim or suit shall be pending before any Governmental Authority seeking such relief.

4.3. Conditions Precedent to Buyer’s Obligation to Close.  Without prejudice to the provisions of Section 4.2, the obligation of the Buyer to conclude the transactions set forth herein on the Closing Date is conditioned upon the completion by the Seller, or waiver by the Buyer, of the following conditions precedent (“Conditions Precedent to Buyer”):

i)
compliance with all of the obligations and covenants of the Company and Seller set forth in this Agreement, including, without limitation, delivery of the Seller Pre-Closing Deliverables, set forth in Section 4.5.1, and Seller Closing

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Deliverables, set forth in Section 6.2(i), and the Conduct of Business Obligations;

ii)	the registration of the corporate documents of the LK Spin-Off before JUCESP;

iii)	absence of any Material Adverse Change in relation to the Company, the Quotas, business and Assets, from the date hereof until the Closing Date;

iv)	absence of any breach of the Representations and Warranties of the Seller; and

v)	execution, by the Company and the owner of the Real Estate, of an amendment to the Lease Agreement, as described in Schedule 4.3(v) (“Amendment to Lease Agreement”).

4.4. Conditions Precedent to Seller’s Obligation to Close.  Without prejudice to the provisions of Section 4.2, the obligation of the Seller to conclude the transactions set forth herein on the Closing Date is conditioned upon the completion by the Buyer, or waiver by the Seller, of the following conditions precedent (“Conditions Precedent to Seller”):

i)
compliance with all of the obligations and covenants of Buyer set forth in this Agreement, including, without limitation, compliance with the Buyer Pre-Closing Deliverable set forth in Section 4.5.2 and delivery of the Buyer Closing Deliverables set forth in Section 6.2(iii); and

ii)	absence of any breach of the Representations and Warranties of the Buyer.

4.5. Pre-Closing Deliverables and Obligations.  The Parties commit to the obligations set forth in the sub-sections hereof, in connection with the LK Spin-Off.

4.5.1. Seller shall deliver to Buyer:

i)
no later than five (5) Business Days following the completion, by Buyer, in a form reasonably acceptable to Seller, of the LK Spin-Off corporate documents, three (3) counterparts of each of the LK Spin-Off corporate documents (“LK Spin-Off Corporate Documents”), duly executed by Seller and HRK, where applicable (“Seller Pre-Closing Deliverable”); and

ii)	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

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XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

4.5.2. No later than five (5) consecutive days as from the delivery by Seller of the executed LK Spin-Off Corporate Documents, Buyer shall perform the filing of the LK Spin-Off Corporate Documents before JUCESP, following which a copy of the applicable certificate of filing (protocolo) shall be delivered to Seller by means of notice (“Buyer Pre-Closing Deliverable”).

4.5.3. In case JUCESP makes any requirements (exigência) for the registration of the LK Spin-Off Corporate Documents, Buyer and Seller shall take all necessary measures for the fulfillment of the applicable requirements, including, as applicable, amend the LK Spin-Off Corporate Documents in order to comply with the applicable requirements of JUCESP

4.5.4. Seller shall take all necessary acts to transfer assets, goods and rights indicated in the LK Spin-Off Corporate Documents to LK2 no later than ten (10) days as from the LK Spin-Off.

4.5.5. Schedule 4.5.5 hereto lists all assets, goods, rights, liabilities, obligations and contractual relations to be transferred to LK2 as a result of the LK Spin-Off, including, without limitation, the totality of the employees currently employed by LK.  The Company shall bear no obligations, liabilities or obligations of any kind in relation to such transferred assets, goods, rights, liabilities, obligations and contractual relations following the LK Spin-Off.

4.6. Mutual Cooperation for Closing. The Parties hereby undertake to mutually cooperate for the purpose of accomplishing, or causing the accomplishment, with all the Conditions Precedent within the shortest term possible counted from this date.  The Party that causes the non-verification or non-accomplishment of any of the Conditions Precedent may not allege such fact so as to prevent the implementation of the Closing if the other Party waives the fulfillment of the non-verified or non-accomplished Condition Precedent.

4.6.1. In case Seller fulfills the Conditions Precedent to Buyer, and the Closing does not take place due to any negligent or malicious acts or omissions of Buyer, Buyer

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commits to reimburse Seller for all reasonable costs incurred with the formalization of the merger of LK2 into the Company.

4.7. Non-Fulfillment of Conditions Precedent. In case the Closing does not take place as a result of the non-fulfillment by any of the Parties with any of the Conditions Precedent or with any other act that shall be complied with up to or on the Closing Date pursuant to this Agreement, regardless of whether said non-fulfillment results from negligent or malicious acts or omissions, the other Party shall have, at its sole discretion, the right to:

i)
waive the missing Condition Precedent and demand the implementation of the Closing, being entitled to specific performance of the breaching Party’s obligation to implement the Closing as if all the Conditions Precedent have been duly complied with, according to Section 17.1 below; and

ii)	terminate this Agreement and claim for damages and losses if negligence, willful misconduct or malicious intent is verified, pursuant to Section 5.1 below.

5. TERMINATION PRIOR TO CLOSING

5.1. Termination.  This Agreement may be terminated at any time before the Closing (i) by mutual consent of the Parties; (ii) pursuant to Section 4.7(ii) above; (iii) pursuant to Section 5.1.1 below; (iv) if the Conditions Precedent are not complied with within ninety (90) days as from the date hereof (“Final Term”), or (v) at any time, upon the violation of the Conduct of Business Obligations or if Buyer identifies any breach of the Representations and Warranties of the Seller or the occurrence of a Material Adverse Change, upon written notice from Buyer to Seller at any time.

5.1.1 This Agreement shall be terminated, without any action of any of the Parties hereto, upon (i) the filing of a voluntary or involuntary petition under the applicable bankruptcy laws and regulations or any other similar statute by or against either of the Parties or the Company; (ii) the declaration of any of the Parties or the Company as bankrupt or insolvent by any court of competent jurisdiction; (iii) the placing of the Company in liquidation by any court or competent jurisdiction; or (iv) the state of insolvency of any of the Parties or the Company.

5.2. Effect of Termination.  Should this Agreement be terminated pursuant to Section 5.1 or 5.1.1 above, all the remaining obligations of the Parties set forth herein, except for the obligations set forth in Chapter 13 (Confidentiality), Chapter 14 (Non-Compete and Non-Solicitation), Chapter 15 (Notices), Chapter 16 (Governing Law and Dispute Resolution) and Chapter 17 (Miscellaneous Provisions), shall become void and of no effect without liability of any Party (or any of its directors, officers, employees,

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stockholders, Affiliates, agents, representatives or advisors) to the other Parties hereto, provided that each Party shall remain liable for all of such Party’s breaches of this Agreement prior to termination.

6. CLOSING

6.1. Closing.  The closing of the Transaction (“Closing”) shall take place at a location to be mutually agreed by the Parties, five (5) days as from the date when all of the Conditions Precedent to Closing have been satisfied or waived by the respective benefiting Party (“Closing Date”).  The exact date and time of the Closing shall be mutually agreed upon by the Parties in writing.

6.1.1 If a Party has failed to deliver any of the Closing Deliverables required from it as of the Closing Date, it shall be subject to a penalty (cláusula penal) in the amount equivalent to fifty percent (50%) of the Closing Date Amount per month calculated pro rata die based on a 30-day month from the Closing Date to and including the date of compliance with the pending Closing Deliverable, in favor of the non-breaching Party, notwithstanding the right of the non-breaching Party to be indemnified for damages that surpass the amount of the penalty provided herein.

6.1.2 If the failure by any Party to obtain any of the Closing Deliverables required from it: (i) stems from a breach of the Representations and Warranties set forth in Sections 10.1.8 or 10.1.8.1 hereof; or (ii) continues beyond the Final Term, then -

a)	the other Party may terminate this Agreement under the terms of Chapter 5, without prejudice to the provisions of Section 5.2; and

b)
the Party that has failed to obtain any of the Closing Deliverables required from it will become subject to a penalty (cláusula penal) in the amount of four hundred thousand Reais (R$400,000.00), in favor of the non-breaching Party, in replacement of the penalty set forth in Section 6.1.1 above, notwithstanding the right of the non-breaching Party to be indemnified for damages that surpass the amount of the penalty provided herein.

6.2. Actions at Closing and Closing Deliverables.  The following acts shall occur on the Closing Date, in the order specified below:

i)	Seller shall deliver to Buyer the following documents (jointly referred to as “Seller Closing Deliverables”):

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(a)	two (2) original counterparts of the LK Spin-Off Corporate Documents, duly registered before JUCESP;

(b)
one (1) original counterpart of the balance sheet of the Company reflecting the LK Spin-Off and the transfer of assets and liabilities resulting therefrom to LK2, dated as of the registration date of the LK Spin-Off Corporate Documents before JUCESP;

(c)
copies of the Work and Social Security Cards (Carteira de Trabalho e Previdência Social) of all individuals who, on the date of this Agreement, are employees of LK, demonstrating their transfer to LK2;

(d)	one (1) original counterpart of the Amendment to the Lease Agreement;

(e)
original counterparts of the following clearance certificates issued in the Company’s name, each of them dated up to five (5) days prior to the Closing Date:  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

(f)	updated schedules to Chapter 10 below, so as to reflect any change in the Representations and Warranties of the Seller, as the case may be;

(g)
a closing statement whereby Seller shall: (1) renew each of the Representations and Warranties of the Seller set forth in Chapter 10, which shall be true, complete and correct in all respects on the Closing Date with the same force and effect as though the same had been made on the Closing Date, (2) confirm that there were no Material Adverse Changes and (3) confirm that all the Conduct of Business Obligations were fulfilled, in the form prepared by Buyer and reasonably acceptable to Seller; and

(h)
signed and approved minutes of a quotaholders’ meeting of the Company, dated as of the Closing Date, whereby the Seller resolves to distribute all the Company’s retained profits to the Seller, as set forth in the balance sheet referred to in Section 6.2(i)(b), in so far as the

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Company retains at least cash and bank account balances after such distribution that are sufficient to cover the total amount of accounts payable of LK under the Balance Sheet dated March 31, 2013;

ii)
the Parties shall execute three (3) counterparts of an amendment to the Articles of Association of the Company, in the form prepared by Buyer and reasonably acceptable to Seller, which formalizes, among other amendments, the transfer of the Quotas from Seller to Buyer, as well as the applicable forms of JUCESP for the filing of such corporate document before such Governmental Authority;

iii)	Buyer shall deposit the Closing Date Amount into Seller’s Bank Account (“Buyer Closing Deliverable”); and

iv)	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

v)	Buyer will deliver to Seller physical counterparts of the corporate authorizations required for its execution of this Agreement and performance of the Closing.

6.2.1. In case JUCESP makes any requirements (exigência) for the registration of the corporate document listed in Section 6.2(ii) above, Buyer and Seller shall take all necessary measures for the fulfillment of the applicable requirements, including, as applicable, amend such document in order to comply with the applicable requirements of JUCESP.

7. CONDUCT OF BUSINESS UP TO THE CLOSING DATE

7.1. Conduct of Business.  Between the date hereof and the Closing Date: (i) the Company shall conduct its business in the Ordinary Course of Business, without any modification or interruption of any nature, means or purpose, except for the segregation of assets, rights and liabilities stemming from the LK Spin-Off, XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXand (ii) Seller, as manager of the Company, shall conduct the businesses of the Company only in the Ordinary Course of Business; (iii) the Company shall preserve substantially intact its business organization XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX; and (iv) Seller and the Company shall not perform any act or omission that can in any way extinguish (extinguir), suspend (suspender), annul (anular), void (declarar nula) or negatively affect the Company, and/or the

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Quotas and/or the Closing and/or any of the following authorizations issued by Governmental Authorities in the name of the Company (a) the Municipal Sanitary License (Cadastro Municipal de Vigilância em Saúde) XXXXXXXXXXXXXXXXXXXXXXX , issued by the relevant authority of the Municipality of São Paulo (Coordenação de Vigilância em Saúde) in favor of the Company (“LK Municipal Sanitary License”), (b) the LK AFE, with the activities currently contemplated thereby and (c) any ANVISA product registrations (Registros de Produtos) of the Radiancy Products included within the Company’s activities.  Without limiting the foregoing, the Seller and the Company shall not, between the date hereof and the Closing Date, directly or indirectly, do or propose to do, any of the following, except as previously authorized in writing by Buyer (“Conduct of Business Obligations”):

i)	amend or otherwise change the Articles of Association of the Company, except as specifically set forth in this Agreement in order to implement the LK Spin-Off;

ii)
issue any quotas of the capital stock of the Company, grant any options, warrants, or other rights of any kind to acquire any interests in the capital stock, or any other ownership interest, of the Company or approve or pay any dividends or make any profit distribution, except as provided for in this Agreement;

iii)	make, amend, modify or consent to any disbursement of the Company in an amount greater than ten thousand Reais (R$10,000.00);

iv)	execute any amendments to the Lease Agreement other than as provided for in this Agreement;

v)
incur any indebtedness for borrowed money, or assume, guarantee or endorse, or otherwise become responsible (contingently or otherwise) for the obligations of any other Person on behalf of the Company;

vi)	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX;

vii)	change accounting policies or procedures of the Company;

viii)	create any Subsidiaries or adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company other than the LK Spin-Off;

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ix)
hire any employees for the Company or increase or otherwise change the compensation payable or to become payable, or the benefits provided, to the Company’s manager or to any contractor or services provider (prestador de serviços), except for increases in the Ordinary Course of Business, or grant any severance or termination pay to, or enter into any severance agreement with, the manager of the Company, or establish, adopt, enter into or amend any bonus, profit-sharing, compensation, stock option, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, fund, policy or arrangement for the benefit of the manager of the Company;

x)
enter into any joint venture or acquire (including, without limitation, by merger, consolidation or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or any division thereof or any material amount of assets;

xi)	make any capital expenditures or commitments for capital expenditures by the Company;

xii)	merge or consolidate with any other Person;

xiii)	fail to pay or satisfy when due any liability of the Company (other than any such liability that is being contested in good faith);

xiv)
take any action or omit to take any action (and Seller shall not take or omit to take any action) if, as a result of such action or omission, any representation or warranty of the Seller hereunder would become untrue or inaccurate in any respect at, or as of any time prior to, the Closing;

xv)	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

xvi)	grant any powers to any Third Parties for purposes of representing the Company as the Person entitled to the Legacy Bank Account; and

xvii)	agree or commit to do any of the foregoing.

7.2. Exclusivity.  From the date hereof until the Closing Date, neither the Seller nor HRK shall, nor shall the Seller or HRK authorize or permit any of its or their investment bankers, attorneys, accountants, consultants or other agents or advisors to, directly or indirectly, (i) take any action to solicit, initiate or encourage the submission of any Acquisition Proposal; (ii) engage in any discussions or negotiations with, furnish any

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nonpublic information relating to the Company or afford access to the properties, assets, books or records of the Company to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any Third Party that is seeking to make, or has made, an Acquisition Proposal or a modification of a previously received Acquisition Proposal; or (iii) enter into any agreement with respect to an Acquisition Proposal (“Exclusivity Obligations”).

7.3. Penalty.  If Buyer identifies a breach by Seller of the provisions of Section 7.1 (Conduct of Business Obligations) or 7.2 (Exclusivity Obligations), Buyer shall notify Seller of such Breach and Seller will become subject to a penalty (cláusula penal) XXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXX notwithstanding the right of the Buyer to be indemnified for damages that surpass the amount of the penalty provided herein.

7.4. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

7.5. Payments to Company Manager. Between the date hereof and the Closing Date, Company will continue to pay Seller, as its manager, the same amounts as he is currently entitled to for this purpose, XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, without any modifications, as per the terms of this Chapter 7.

7.6. Representative of Buyer. Buyer shall be entitled to indicate at least one (1) Representative, by means of notice to Company and the Seller, who will be entitled to stay at the Company’s headquarters from the date hereof until the Closing Date, during business hours, with full access to information, documents and books of the Company, as well as to any reports regarding the Company’s businesses (“Buyer Representative”).  Company and Seller commit to provide access to Buyer Representative to Company premises and to comply with the provisions of this Section.

7.6.1. Without prejudice to Section 7.6 above, Buyer shall be entitled to request from Seller, at any time following the date hereof, information, documents and books of the Company, as well as any reports regarding the Company’s businesses.  In each case, Buyer shall grant to Seller a reasonable term for collection and delivery of the required documents and information.

7.6.1.1. Any delays in the delivery of the documents and information provided for in Section 7.6.1 shall subject Seller to a non-compensatory daily fine in favor of

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Buyer, in an amount corresponding to one percent (1%) of the Closing Date Amount per day of delay, calculated, in each case, between the day following the expiration of the term for delivery of a given set of data and the date in which it is effectively delivered, without prejudice to Buyer’s right to terminate this Agreement.

8. TRANSITION PERIOD

8.1. Transition Period.  The period commencing on the Closing Date and ending on whichever event takes place earlier between the date: (i) of the publication, before the relevant Official Gazette (Diário Oficial), of the issuance of the last of the LK2 Permits; or (ii) that is twenty-four (24) months counted as from the date of this Agreement (the earlier of the events referred to in items (i) and (ii) referred to as “TP Termination Date”), is herein referred to as the “Transition Period”.

8.2. Cooperation for Completion of Transition Period.  The Parties and LK2 shall endeavor their best efforts so as to expedite the conclusion of the issuance of all LK2 Permits to the extent possible, subject to the provisions of this Chapter.

8.3. Obligations of Seller and LK2.  Seller and LK2 commit to perform the following measures in relation to the obtaining of the LK2 Permits:

i)	seek physical premises to which the LK2 AFE will be linked, XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXin accordance with applicable laws and regulations (“New Premises”);

ii)
seek fixed fee proposals from third parties to (a) formalize, before JUCESP, the inclusion of the New Premises either as the head offices or as a branch of LK2 and amend LK2 corporate purposes, at the discretion of Seller, and (b) prepare and perform the required filings before the relevant Governmental Authorities to obtain the LK2 Permits as well as the enrollment of LK2 with the local Regional Council of Engineering (Conselho Regional de Engenharia e Agronomia do Estado de São Paulo) and the City Hall of São Paulo;

iii)	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX;

iv)	submit the proposals set forth in items (ii) and (iii) to the approval of Buyer, prior to retaining any of such third parties;

v)	retain the third parties to (a) formalize, before JUCESP, the inclusion of the New Premises either as the head offices or as a branch of LK2, at the discretion of

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Seller, and (b) prepare and perform the required filings before the relevant Governmental Authorities to obtain the LK2 Permits and other enrollments referred to in item (ii)(b) above, following approval of Buyer, and supervise their work in connection with the obtaining of the LK2 Permits and other enrollments;

vi)
submit to the prior analysis of Buyer, the documents to be filed before (a) JUCESP, regarding the measure set forth in item (ii)(a) above; and (b) other Governmental Authorities, regarding the requests for the LK2 Permits and other enrollments referred to in item (ii)(b) above; and

vii)	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

8.4. Obligations of Buyer.  Buyer shall include, as Costs for Initial Operations of LK2, for purposes of calculating the Second Payment Date Amount, the costs incurred by LK2 with retaining the third parties referred to in Sections 8.3(v) and 8.3(vii) and fees due to Governmental Authorities for requesting the LK2 Permits and other enrollments referred to in Section 8.3 (ii)(b) above, provided that: (a) such expenses have been previously approved by Buyer, (b) in each case the reimbursement is up to the limit of the fixed fee proposal presented by the applicable third party service provider approved by Buyer, as applicable, and (c) the aggregate amount of reimbursements due by Buyer to LK2 and/or Seller under this Section 8.4 shall under no circumstance exceed the equivalent in Reais to: XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX(the amounts referred to in subitems 1 to 3 hereof referred to as “CIO Limits”).

8.4.1. Buyer shall not unreasonably deny or retain approval of any of the fee proposals submitted by Seller and/or LK2 under the terms of Section 8.3 above.

8.4.2. In case any Governmental Authority denies, respectively, the filing of the document referred to in Section 8.3(ii)(a), and/or the issuance of any of the LK2 Permits and other enrollments referred to in Section 8.3(ii)(b), the following shall apply:

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i)
in case Section 8.3(vi) hereof was duly complied with by Seller and/or LK2, and the documents presented to Governmental Authorities in each case were approved by Buyer prior to their filing, then the Costs for Initial Operations of LK2 will include costs related to the correction of such documents, as applicable, without prejudice to the CIO Limits set forth above; and

ii)
in case Section 8.3(vi) hereof was not complied with by Seller and/or LK2, or if the documents presented to Governmental Authorities in each case were different from those approved by Buyer prior to their filing, then the Second Payment Date Amount will not include any further expenses or costs related to the LK2 Permits.

8.5.XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

8.6. Opening of Second Bank Account.  As soon as practicable as from the Closing Date, and no later than fifteen (15) days thereafter, Seller shall, as Company manager, take all required measures for the opening of a second bank account in the name of the Company, before the same bank as the Legacy Bank Account (“Second Bank Account”).

8.7. Legacy Activity.  During the Transition Period, Seller, as Company manager, shall cause all the Legacy Activity to be managed and run solely through the Legacy Bank Account, such that:

i)
all payments made or obligations generated by the Company directly related to the Legacy Activity and its respective products, including, without limitation, (a) any costs and Taxes applicable to importation, storage, transportation and sale thereof and (b) Taxes levied upon the LK Spin-Off, are to be paid with funds available in the Legacy Bank Account; and

ii)	all funds received from sales of the Legacy Activity products are to be invoiced from and/or deposited into the Legacy Bank Account.

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Execution Version

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
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Execution Version

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
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Execution Version

8.7.7. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

8.8. Second Bank Account.  During the Transition Period, Seller, as Company manager, shall cause all the activity related to the Non-Legacy Products, as well as the Company Fixed Costs to be managed and run solely through the Second Bank Account, such that:

i)
all payments made or obligations generated by the Company related to (a) Company Fixed Costs and/or (b) the Non-Legacy Products, including, without limitation, with respect to any costs and Taxes applicable to importation, storage, transportation and sale thereof, are to be paid with funds available in the Second Bank Account; and

ii)	all funds received from sales of the Non-Legacy Products are to be invoiced from and/or deposited into the Second Bank Account.

8.8.1. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

8.9. Status Reports.  During the Transition Period, up to the last Business Day of every month following the filing of the LK2 AFE request before ANVISA, LK2 shall notify Buyer with the updated status of the obtaining of the LK2 Permits (each, a “Status Report”).  Any delays in the delivery of a given Status Report shall subject LK2 to a daily fine in favor of Buyer, in an amount corresponding to one percent (1%) of the Closing Date Amount per day of delay, calculated, in each case, between the day following the expiration of the term for delivery of a given Status Report and the date in which it is effectively delivered.

8.10. LK Licenses.  If at any time following Closing, including during the Transition Period and thereafter, Buyer identifies that Seller has, prior to the Closing or thereafter, performed or consented with any fact, act, omission or event, regardless of negligence or willful misconduct of the Company and/or Seller, that effectively or potentially, extinguishes, suspends, annuls or voids any of the licenses referred to in Sections 10.1.8 and 10.1.8.1 hereof, Seller will become subject to a penalty (cláusula penal) XXXXXXXXX  XXXXXXXXXXXXXXXXXXXXXXXXXX in favor of the Buyer, notwithstanding the right of the Buyer to be indemnified for damages that surpass the amount of the penalty provided herein.

Execution Version

8.11. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

8.12. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

8.13. Public Biddings.  During the Transition Period, Seller, as Company manager, shall be authorized to involve the Company in public biddings (licitações) related to the Legacy Activity, provided that:

i)	the Company will not provide any guarantees to any third parties in connection with such public biddings;

ii)	all costs related directly or indirectly to Company’s participation in such public biddings shall be incurred from the Legacy Bank Account; and

iii)
Seller shall be subject to indemnifying Buyer’s Indemnified Parties, under the Indemnification Provisions of Section 12, for any Losses incurred by Buyer’s Indemnified Parties stemming from Company’s participation in any public bidding.

8.14. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
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i)	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Execution Version

ii)	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXxxxxXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

iii)	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
iv)
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9. CONCLUSION OF TRANSITION PERIOD AND SECOND PAYMENT DATE

9.1. Measures following Conclusion of the Transition Period.  As from the TP Termination Date, the Parties shall perform the following measures: (i) Buyer shall pay to Seller the Second Closing Date Amount, following the procedure set forth in Section 9.2; and
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9.2. Second Closing Date Amount. As soon as practicable after the TP Termination Date, but in any event no later than twenty (20) days thereafter, Buyer shall present a notice to Seller containing the following (“LAB Notice”): (i) a bank statement of the Legacy Bank Account, demonstrating (a) its balance on the Closing Date, (b) all credits and debits made into or from the Legacy Bank Account between the Closing Date and the TP Termination Date and (c) its balance on the TP Termination Date; (ii) copies of all (a) invoices and formal bills of sale that gave rise to credits into the Legacy Bank Account during the Transition Period and (b) all invoices, formal bills of sale and Tax payment receipts related to debits from the Legacy Bank Account during the Transition Period; (iii) the sum of all Difference Amounts for importations concluded during the Transition Period, calculated under the terms of Section 8.7.1 above and documents

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 upon which such sum was based; XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX(v) the determination of LAB, under Section 3.3, by means of the subtraction, from the balance of the Legacy Bank Account on the TP Termination Date, of: (a) the amount referred to in Section 9.2(iii) and XXXXXXXXXXXXXX; (vi) equivalent documents as set forth in items (i) and (ii) hereof in relation to the Second Bank Account, from the date of its opening until the TP Termination Date; (vii) the amount of applicable Costs for Initial Operations of LK2; (viii) the calculation of the Second Payment Date Amount, under the formula set forth in Section 3.3; and (viii) a balance sheet of the Company covering the Transition Period.

9.21 Upon receipt of the LAB Notice, the Seller shall, during the succeeding fifteen-day period (“Review Period”), review the calculations provided for in the LAB Notice in view of the provisions of Sections 8.7 and 8.8 above and the LAIT calculation.

9.2.2. At any time during the Review Period, Seller may notify the Buyer indicating its acceptance to the calculations provided for in the LAB Notice (“Notification of Acceptance”).  On or prior to the last day of the Review Period, Seller may object to the LAB Notice, by delivering to the Seller a written statement setting forth a reasonable basis for the objections to the elements contemplated by the LAB Notice (“Statement of Objections”).  The Statement of Objections shall include any disputed aspects stemming from the LAB Notice.  If Seller does not deliver the Statement of Objections to the Buyer within the Review Period, the amounts of the LAB Notice shall be deemed to have been accepted by the Buyer and the amounts then verified shall be used in the determination of the Second Payment Date Amount, being held as final and binding.  If Seller delivers to the Buyer the Statement of Objections within the Review Period, Seller and Buyer shall negotiate in good faith to settle such objections, and, if the same are so settled, the amounts due as Second Payment Date Amount, as agreed in writing by the Parties, shall be final and binding.

9.2.3. If the Parties fail to reach an agreement with respect to all the matters set forth in the Statement of Objections within fifteen (15) days counted as of the delivery of the Statement of Objections, then the calculation of the Second Payment Date Amount shall be submitted to the dispute resolution mechanisms set forth in this Agreement.

9.2.4. Within fifteen (15) days counted as of (i) the receipt of the Notification of Acceptance; or (ii) the termination of the Review Period with the delivery of no Statement of Objection; or (iii) the date of the negotiated settlement by the Parties as to the Second Payment Date Amount; or (iv) the issuance of a final and binding decision following the dispute resolution mechanism of this Agreement, setting forth the Second

Execution Version

Payment Date Amount, the Second Payment Date Amount shall be paid to the Seller (“Second Payment Date”), pursuant to the terms and conditions hereof.

9.3.XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

9.4. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

9.4.1.XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9.4.2. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

9.5. Public Biddings following TP Termination Date.  Following the termination of the Transition Period, XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, the Company shall, at the request of LK2, take part in public biddings (licitações) that require participants to hold the ANVISA product registration set forth in this Section, provided that:

i)	the Company will not provide any guarantees to any third parties in connection with such public biddings; and

ii)	all costs related directly or indirectly to Company’s participation in such public biddings shall be incurred by Seller or LK2;

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iii)	Buyer and the Company will have no liability whatsoever in relation to Seller or LK2 if any party other than the Company wins the public bidding; and

iv)
Seller shall be subject to indemnifying Buyer’s Indemnified Parties, under the Indemnification Provisions of Section 12, for any Losses incurred by Buyer’s Indemnified Parties stemming from Company’s participation in any such public bidding.

9.5.1. In the hypothesis of Section 9.5, LK shall donate to LK2, the profits earned as a result of Company’s participation in the applicable public bid to LK2, with the deduction of all Taxes applicable thereto and of any other costs in connection therewith.

9.6. Lack of Payments.  Should any of the Parties breach their obligations to provide the other Party with timely payments as set forth in this Chapter 9, as the case may be, the innocent Party may notify the breaching Party with regard to the absence of such payments within five (5) days counted as of the date of the receipt of such notification in order to cure the lack of payment.  After the termination of said cure period and if the breached obligation has not been cured, without prejudice to losses and damages due, the breaching Party shall be subject to the payment of non-compensatory penalty of ten percent (10%) of the non-paid amount, as monetarily adjusted by the monthly variation of the IGP-M-FGV, plus interests of one percent (1%), calculated pro rata diem from the date of the actual breach to the date of the actual payment.

9.7. Taxes.  Parties hereby acknowledge that each of them shall bear their own costs with Taxes calculated over any amounts to be paid or received hereunder pursuant to the Brazilian tax legislation.

10. REPRESENTATIONS AND WARRANTIES OF SELLER

10.1. Representations and Warranties of the Seller.  Seller, and, when applicable, HRK, hereby represent and warrant to Buyer as follows (“Representations and Warranties of the Seller”).  The Buyer has agreed to acquire the Quotas for the Purchase Price in reliance upon the Representations and Warranties of the Seller.

10.1.1. Corporate Status.  The Company (i) is a limited liability company (sociedade limitada), duly organized and validly existing under the laws of the Federative Republic of Brazil and all its corporate acts (atos societários) have been duly registered with the relevant authorities; (ii) is duly qualified to conduct its business and activities related to its corporate purpose; and (iii) has not conducted and does not currently conduct any activity in conflict with or in excess of its corporate purpose.

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10.1.2. Capitalization and Title to Quotas.  The capital stock of the Company is divided into one hundred thousand (100,000) quotas, representing all of the issued and outstanding shares of the Company, which have been duly authorized and validly issued and are fully paid and non-assessable.  There are no agreements, options, warrants, guarantees or other rights, obligations or Liens over the Quotas.  Neither the Seller, HRK nor the Company are parties to, or bound by, any agreement or obligation whereby they have committed to issue and/or assign any rights to buy, benefit from, own, possess or acquire any of the Quotas.  On the date of this Agreement, Seller and HRK own all of the Quotas, free and clear of any Lien.  On the Closing Date, Seller will own all of the Quotas, free and clear of any Lien.  On the Closing Date, Buyer will obtain good and valid title to all of the Quotas, free and clear of any Lien.  All approved dividends or profit distributions of the Company have been duly paid.

10.1.3. Subsidiaries and Branches.  As from its incorporation until the date hereof, the Company has never had any Subsidiaries and does not own, or have the right to acquire, any equity or debt securities of any other Person.  As from its incorporation until the date hereof, the Company has never had any Branches.

10.1.4. Authority.  The Seller and HRK have the absolute and unrestricted right, power, authority and capacity to enter into and deliver this Agreement and the other Transaction Documents and to fulfill the obligations set forth herein and therein, as well as to execute and comply with the obligations of any of the Transaction Documents.  The execution and performance by Seller and HRK of this Agreement and of each Transaction Document to which they are parties have been duly authorized by all necessary acts.  This Agreement is, and each of the Transaction Documents to be executed by the Seller and HRK will be duly complied with and this Agreement constitutes, and each Transaction Document shall constitute, a valid and binding obligation of the Seller and HRK, enforceable against each of them and their respective successors and assigns, according to their terms.

10.1.5. Required Authorizations.  There is no, and there will not be, any contractual or legal restriction to the execution of this Agreement and of the Transaction Documents and the consummation of the Transaction contemplated hereby and thereby, Buyer’s ownership of the Quotas and/or Buyer’s continued operation of the Company’s business following the Closing Date; and, except as set forth in Schedule 10.1.5 hereto no consent, approval, authorization or measure from any Person, court or Governmental Authority is required for the validity of or the formalization, execution, efficacy and performance by the Seller of this Agreement and/or any other act and/or any of the Transaction Documents and/or for Buyer’s ownership of the Quotas and/or Buyer’s continued operation of the Company’s business following the Closing Date.

Execution Version

10.1.6. No Conflict.  The execution and delivery of this Agreement and of any of the Transaction Documents, the formalization of the LK Spin-Off and consummation of the Closing set forth herein will neither directly or indirectly (i) conflict with or violate any provision of the Articles of Association (Contrato Social) of the Company; (ii) contradict, conflict with or violate any applicable legal provisions; (iii) conflict with, violate, revoke, withdraw, suspend, cancel or modify any authorization from Governmental Authorities required for the conduct of the Company’s business; or (iv) conflict with, violate, cancel, or rescind any provision of any contracts, obligations, judgments or other instruments to which the Company is a party or by which it is bound, or give any Third Party the right to allege default or exercise any right to sue or accelerate the maturity or execution of, or cancel, rescind or modify any provision of, said contracts, obligations, judgments or other instruments to which the Company is a party or by which it is bound.

10.1.7. Assets.  Schedule 10.1.7 contains a complete description of all the Company’s assets owned, leased or licensed by the Company, including, but not limited to, inventory and equipment upon consummation of the LK Spin-Off (“Assets”).  The Company holds good, valid and marketable title to, valid and enforceable leasehold interests in or valid and enforceable license to the totality of the Assets, which are sufficient for the operation of Company’s business XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.  Except with regards to inventory, there are no rights, plans, contracts or agreements governing the sale and/or purchase, lease and licensing of the Assets entered into by and between the Company and any Third Parties.

10.1.8. Licenses and Legal Compliance.  Except as set forth in Schedule 10.1.8(a) hereto, the Company has all the necessary authorizations, licenses and other permits issued by all relevant Governmental Authorities required for the acquisition and operation of the Assets and to conduct all its business, including, without limitation, all licenses, approvals, permissions, records and/or other authorizations required by any Governmental Authority, being all these authorizations currently in full force and effect.  The Company has timely presented the relevant requests for the renewal of such authorizations, whenever needed.  None of said authorizations will expire or become ineffective as a result of the Closing and there is no suit, action or measure aiming at suspending, questioning, cancelling or revoking any of such authorizations.  Schedule 10.1.8(b) lists all the authorizations, licenses and other permits currently held by the Company.

10.1.8.1. Without limiting the generality of the foregoing:

(i)	the Company is entitled to a valid (a) LK AFE, (b) product registration (Registro de Produto) granted by ANVISA for each product imported and/or

Execution Version

commercialized and/or held in stock and/or marketed by the Company in relation to which such registration is required, (c) LK Municipal Sanitary License and (d) import license (enrollment with RADAR/Siscomex) (“LK RADAR”);

(ii)	the completion of the LK Spin-Off and the consummation of the Closing shall in no way affect the validity and effectiveness of the licenses referred to in Sections 10.1.8 and 10.1.8.1 hereof;

(iii)
the Company fully complies with the provisions of applicable law regarding packaging of the Legacy Activity products subject to ANVISA regulations and of the Non-Legacy Products, including, without limitation, with Article 11 of Law No. 6,360, of September 23, 1976;

(iv)
no fact, act, omission or event has occurred up to the date hereof, regardless of negligence or willful misconduct of the Company and/or Seller, that has or can in any way, extinguish (extinguir), suspend (suspender), annul (anular), or void (declarar nula) any of the licenses referred to in Sections 10.1.8 and 10.1.8.1 hereof; and

(v)	the records of the Company are duly updated before all Governmental Authorities before which the Company is required to have records.

10.1.9. Transactions with Related Parties.  The Company has (i) no contracts, agreements or any other adjustments with any Related Parties to the Company, the Seller or HRK, currently in force, including, but not limited to the Seller, HRK and any other Affiliates of the Company; and (ii) no pending accounts of any kind or loans payable or receivable between the Seller, HRK, the Company or any other Related Parties to the Company, the Seller or HRK, including, but not limited to any other Affiliates of the Company, the Seller or HRK.

10.1.10. Contracts.  Schedule 10.1.10 sets forth a true and complete list of each contract, agreement or understanding, written or verbal, to which Company is a party or by which it is bound and that will not be succeeded by LK2 as a result of the LK Spin-Off (collectively, the “Contracts”).  For each Contract, the following is true: (i) each Contract is in full force and effect and is valid and enforceable in accordance with its terms against the Company and against the other party or parties thereto; (ii) the Company is in compliance with all applicable terms and requirements of each Contract and each other party thereto is in compliance therewith; (iii) no event has occurred or circumstance exists that (with or without lapse of time or notice) would violate or result in a breach of any Contract; (iv) none of the Contracts would restrict Buyer’s conduct of the Company’s business following Closing; (v) none of the Contracts contain

Execution Version

prohibitions against assignment or change of control without the other party’s consent or result in a breach of contract, trigger termination rights or result in the imposition of any fee, fine, penalty or assessment on the Company as a result of the consummation of the transactions contemplated herein; (vi) the Company is not party to any Contracts outside of the Ordinary Course of Business or that might adversely affect the Company's future profitability; and (vii) all Contracts with Third Parties represent arms length transactions.

10.1.11. Financing Contracts.  The Company is not a party to and does not owe any amounts to any Third Parties under any loan, financing and leasing agreements.

10.1.12. Liability for Products and Services.  The Company has not sold or marketed any product or provided any service that has caused any damage to any Persons or assets.

10.1.13. Covenants/Guarantees.  The Company has not provided any collateral or guarantee (garantia real ou pessoal) to secure or guaranty any obligation of any Third Party.

10.1.14. Insurance.  The Company has not contracted any insurance policies.

10.1.15. Intellectual Property.  The Company is not entitled to any IP Rights and no IP Rights are employed by the Company in its operations.  The Company has complied with Brazilian and international legislation on intellectual property.  The internet domains used by the Company are duly registered with “registro.br”.  The Company has all the necessary licenses and authorizations for the use of all software employed in its activities.  The maintenance and other fees in connection with the registries, licenses and authorizations mentioned in this Section 10.1.15 have been duly paid.  The Company has complied with the terms and conditions of the registrations, licenses and authorizations referred to in this Section.

10.1.16. Litigation.  Except for the administrative proceeding described on Schedule 10.1.16,  There are no claims, actions, cases or judicial and/or administrative and/or arbitration proceedings of civil, tax, labor, social security, environmental or of any other nature, either in Brazil or in any other jurisdictions, pending or threatened, against the Company.  The Company has complied with all of the orders, regulations, judgments and decrees from all courts, tribunals, arbitrators or Governmental Authorities, to the extent that they obligate the Company.  The Seller and HRK have no intention of deceiving any of their creditors by transferring the Quotas pursuant to this Agreement and such transfer will not imply fraud in any way.

Execution Version

10.1.17. Environmental, Health and Occupational Safety.  To the best knowledge of the Seller, the Company operates its business and conducts its activities in accordance with environmental, health and occupational-safety legislation and applicable regulations.  No environmental licenses, authorizations and permits are required from any Governmental Authorities for the Company to comply with environmental laws and regulations.  The Company does not store, transport and dispose of any materials which would require it to obtain environmental licensing, including hazardous substances or any residues generated by the activities of the Company.  There is no environmental claim against the Company, judicial or administrative, and the Company has no environmental liability.

10.1.18. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX .

10.1.19. Employees.  The Company has been in compliance with all Brazilian labor laws and regulations and all its employees have their Work and Social Security Card (Carteira de Trabalho e Previdência Social) duly registered.  All the rights of the Company’s employees have been rigorously respected and all the benefits to which the Company’s employees are entitled have been duly paid.  The Company is not a party to any labor union or collective bargaining agreement.  Schedule 10.1.19 lists all the Third Parties who render services to the Company, and the Company takes all the necessary measures to avoid the characterization of its relationship with such Third Parties as an employment relationship.  All of the current employees of LK will be transferred to LK2 as a result of the LK Spin-Off.

10.1.19.1. The execution of this Agreement, the formalization of the LK Spin-Off and the consummation of the Closing will not create any right to additional payment or

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remuneration increase to any employee, contractor, service provider (prestador de serviços) or manager of the Company.

10.1.19.2. There are no pending or threatened labor lawsuits or requests for representation against the Company due to labor disagreements or any actions or arbitrations which involve labor or employment relations.  The Company has complied with all applicable anti-discrimination laws and regulations.

10.1.19.3. The Company has been paying regularly and timely all the compensations, additional compensations (adicionais), labor rights, indemnifications, Taxes related to overtime, and other labor Taxes charged over any additional compensation (adicional) owed by the Company in relation to all its current employees and managers pursuant to the labor laws and regulations, including, but not limited to the FGTS.  The Company has no liability for any of the obligations described in this Section of any other Person as a transferee, successor, or part of an economic group (grupo), as defined by the second paragraph of article 2 of Decree-Law No. 5,452, of May 1st, 1943, or otherwise.

10.1.20. Employees of Third Parties.  There are no contingent liabilities resulting from contractual, labor or social security obligations related to (i) employees of service providers of the Company; and/or (ii) the service providers of the Company.

10.1.21. Real Estate Matters.  The Company does not own any real estate properties.  Schedule 10.1.21 sets forth the sole contract entered into by the Company dealing with real estate, for the lease of the premises where its head offices are located, in the City of São Paulo, State of São Paulo, at Rua Diogo Moreira, No. 132, Lot 1,301 (“Real Estate”), which is in full force and effect and constitutes a valid and effective instrument, binding upon the parties thereto.  None of the parties to the lease agreement referred to in this Section are in breach of any of its terms and conditions.  The Company has complied with all legislation and regulation applicable to the Real Estate.  There are no pending or threatened condemnations, fire, health, safety, building, zoning or other land use regulatory proceedings, lawsuits or administrative actions relating to any portion of the Real Estate or any other matter that may adversely affect the current use, occupancy or value thereof.  The Real Estate is in suitable condition for the Company’s business as currently conducted.  There are no subleases, licenses, concessions or other agreements, written or oral, granting to any Person other than the Company the right of use or occupancy of the Real Estate.  As one of the Conditions Precedent for the Closing, the Amendment to the Lease Agreement will be executed such that it includes valid and enforceable provisions setting forth that in case the ownership of the Real Estate is transferred to a Third Party, the transferee will be bound by the applicable lease agreement and will not be entitled to terminate the lease or amend its terms and conditions.

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10.1.22. Financial Statements.  Schedule 10.1.22 sets forth true and complete copies of the balance sheets of the Company as of December 31, 2012 and March 31, 2013 (the “Latest Balance Sheet”) (collectively, the “Financial Statements”).  The Financial Statements present fairly the financial position, results of operations and cash flows of the Company as of the dates and for the time periods covered thereby and have been prepared and reviewed by the management of Company in conformity with the laws of the Federative Republic of Brazil and with Brazilian GAAP, with respect to all such dates and periods, applied consistently with past practice.  The Financial Statements were derived from the books and records of the Company.

10.1.23. Books and Registers.  The accounting, tax, corporate and other financial and commercial books and records of the Company are complete and accurate in all respects and have been maintained in accordance with applicable laws and the appropriate business, tax and corporate practices.  Such books and records properly reflect the business of the Company and the Company’s expenses, revenues, assets and liabilities.

10.1.24. Accounts Payable.  There are no debts, invoices or unpaid bills representing amounts and obligations that a Third Party alleges is owed by the Company that the Company has contested or refused to pay, that are past due or with respect to which payment terms have been extended.  Each account payable of the Company, whether reflected or not on the Financial Statements, reflects transactions carried out by the Company in the Ordinary Course of Business.

10.1.25. Bank Accounts and Powers-of-Attorney.  Schedule 10.1.25(a) contains a list of the single bank account in the name of the Company (“Legacy Bank Account”), as well as a list of all the Persons who have powers to manage such bank accounts.  Schedule 10.1.25(b) contains a copy of all powers-of-attorney granted by the Company that are currently in full force and effect.

10.1.26. Absence of Certain Practices. Neither the Company nor any Company Affiliate, nor any director, officer, agent or employee acting on behalf of the Company or any Company Affiliate, has used any funds to make, directly or indirectly, any unlawful contribution, gift, bribe, payoff, kickback or other unlawful payment to any Brazilian, United States or foreign government official or employee.  None of Seller, HRK, Company or any Company Affiliate, or any other Person acting on behalf of Seller, HRK, Company or any Company Affiliate, has, directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, or any employee of any Governmental Authority or other Person who is or may be in a position to help or hinder the Company or any Company Affiliate or assist the Company or any Company Affiliate in connection with any actual or proposed transaction relating to their

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respective businesses.  No Person acting on behalf of the Company or any Company Affiliate, has, directly or indirectly, paid, offered, promised, authorized or agreed to give any monies, gift or other thing of value or benefit to (i) any official or employee of any Governmental Authority (including an official or employee of any public international organization or of any business or enterprise owned or partially owned by a Governmental Authority); (ii) any political party, or employee or director thereof; or (iii) any candidate for a political position or any political subdivision for the purpose of: (a) influencing any act or decision of such Person described in subsections (i)-(iii), including a decision to not comply with his/her official duties; (b) inducing any Person described in subsections (i)-(iii) to act or fail to act in violation of his/her legal duties; or (c) causing any Person described in subsections (i)-(iii) to influence any act or decision of any Governmental Authority in order to obtain or retain business, or direct business toward any Person.

10.1.26.1. Neither the Company nor any Company Affiliate, nor any director, officer, agent or employee acting on behalf of the Company or any Company Affiliate has been subject to any criminal or regulatory investigation or action.

10.1.26.2. Neither the Company nor any Company Affiliate, nor any director, officer, agent or employee acting on behalf of the Company or any Company Affiliate has received any communication from any third-party alleging that the Company or any Company Affiliate, or any director, officer, agent or employee acting on behalf of the Company or any Company Affiliate were in violation of the FCPA or any other applicable anti-corruption law.

10.1.26.3. Neither the Company nor any Company Affiliate has made any disclosure, voluntary or otherwise, to any government entity with respect to any irregularity, misstatement, omission, or other potential violation or liability arising under or relating to any applicable anti-corruption law.

10.1.26.4. No part of the payments received by Seller from Buyer under the Agreement will be used for any purpose which would cause a violation of the laws of Brazil, the United States of America or any other jurisdiction.

10.1.26.5. Neither the Company nor any Company Affiliate sells or has sold any goods, services, software or technology to any Government Authority of Iran, any national or resident of Iran, any Person in Iran or organized under the laws of Iran or any Person controlled by any of the foregoing.  Neither the Company nor any Company Affiliate is a Person identified in the List of Specially Designated Nationals maintained by the U.S. Office of Foreign Assets Control of the Department of the Treasury and available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, nor is the Company or any Company Affiliate owned 50% or

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more by anyone so identified.  Neither the Company nor any Company Affiliate has any contractual or other commitments extending beyond the Closing Date with:  (a) any Governmental Authority of, any national or resident of, or any Person located in or organized under the laws of, Cuba, Iran, North Korea, Sudan or Syria, or any Person controlled by any of the above; (b) any Person identified in the List of Specially Designated Nationals maintained by the U.S. Office of Foreign Assets Control of the Department of the Treasury and available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx; or (c) any Person owned 50% or more by anyone identified in clause (b) of this sentence.  Neither the Company nor any Company Affiliate has exported (a) any US-origin goods, software or technology or (b) any goods, software or technology made with the use of US-origin goods, software, or technology to Cuba, Iran, North Korea, Sudan or Syria.

10.1.26.6. None of the Company’s Assets is located outside of Brazil.  During its most recent fiscal year, the Company made no sales outside of Brazil.

10.1.27. Provision of Complete Information.  All the information contained in this Agreement and the Schedules hereto and in the Transaction Documents and all the information provided by the Seller or Seller’s related Persons or Representatives to the Buyer and Buyer’s related Persons and Representatives during the entire due diligence and the negotiations that led to this Agreement is true and correct in all material respects and not misleading.  There is no material information that was not provided to the Buyer during the due diligence process that would make the information that was provided to the Buyer materially misleading, or that could affect the Buyer’s willingness to carry out the Transaction contemplated hereby, or the Buyer’s desire to modify the Purchase Price or other terms under which the Buyer decided to enter into the transactions contemplated hereby.

10.1.28. Absence of Certain Changes.  Since March 31, 2013, (i) there has been no Material Adverse Change in the business, results of operations or financial position of the Company; (ii) the Company has conducted its business in the Ordinary Course of Business, without any modification or interruption of any nature, means or purpose; (iii) the Company has not changed its accounting policies or procedures; and (iv) no fact, act, omission or event has occurred that can in any way extinguish (extinguir), suspend (suspender), annul (anular), or void (declarar nula) the Company, and/or the Quotas, and/or the Closing and/or any of the following authorizations issued by Governmental Authorities in the name of the Company (a) LK Municipal Sanitary License, (b) the LK AFE, with the activities currently contemplated thereby (c) any product registrations (Registros de Produtos) of the Radiancy Products within its operations and (d) LK RADAR.

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10.1.29. Absence of Administrative Suspensions.  Neither the Company nor any of its managers have ever been debarred or suspended from participation in the award of contracts with any Governmental Authority of the United States or any other jurisdiction.

10.1.30. Finders’ Fees.  There is no investment banker, broker, finder or other intermediary retained by or authorized to act on behalf of Seller, the Company or any of its Affiliates who might be entitled to any fee or commission from Buyer or any of its Affiliates (including, after the Closing, the Company) upon consummation of the transactions contemplated by this Agreement.

10.1.31. Inventories.  The inventories of Radiancy Products included in the Latest Balance Sheet were properly stated thereon at the lesser of cost or fair market value determined in accordance with Brazilian GAAP applied consistently with past practice.  Since March 31, 2013, the inventories of Radiancy Products of the Company have been maintained in the Ordinary Course of Business.  All such inventories are owned free and clear of all Liens.  All of the inventory of Radiancy Products of the Company, on the Closing Date, will consist of items of a quality usable or saleable in the Ordinary Course of Business.

11. REPRESENTATIONS AND WARRANTIES OF BUYER

11.1. Representations and Warranties of Buyer.  The Buyer hereby represents and warrants that:

11.1.1. Organization.  Buyer: (i) is a limited liability company duly organized and validly existing in accordance with the laws of the State of Delaware, United States of America and all its corporate documents have been duly registered with the relevant authorities; (ii) is duly qualified to conduct its business and activities related to its corporate purpose.

11.1.2. Capacity and Authorization.  Buyer has full power and authority to enter into this Agreement, the Transaction Documents, to contract the obligations listed herein and therein, and to consummate the transactions set forth herein, as well as the legal representatives signing herein have all the necessary powers.

11.1.3. Obligation.  This Agreement constitutes a legal obligation that is valid and binding on the Buyer and is enforceable against it according to the terms agreed upon herein.  Buyer has the absolute, unrestricted right, power, authority and capacity to enter into and deliver this Agreement and the Transaction Documents and to fulfill the obligations set forth herein and therein.

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12. INDEMNIFICATION

12.1. Indemnification to the Buyer.  Seller hereby undertakes to indemnify, defend and hold the Buyer and/or Buyer’s Affiliates, the Company and their respective Representatives (“Buyer’s Indemnified Parties”), harmless from and against any and all overestimated and/or underestimated assets and debts, obligations to deliver (obrigações de dar), obligations to perform (obrigações de fazer), abstention obligations (obrigações de não fazer), liabilities, debts, losses, damages, claims, suits, arbitrations, contingencies, controversies or disputes related to obligations of any nature, including, without limitation, tax, commercial, civil, environmental, regulatory labor and/or social security matters or matters of any other nature, infraction citations, judicial and administrative decisions and judgments, arbitration awards, Taxes, interests, penalties, fines, charges of any nature, costs and expenses (including attorneys’, accountants’ and experts’ fees, court costs, court deposits and any other necessary disbursements) (“Losses”) incurred by the Buyer as a result of any of the following:

(i)	any breach, inaccuracy or untruthfulness of any representation and warranty made by Seller and/or HRK in this Agreement, in its Schedules or in any of the Transaction Documents;

(ii)	any breach of any covenant or agreement of Seller and/or HRK set forth in this Agreement, in its Schedules or in any of the Transaction Documents;

(iii)
any debts, liabilities, penalties, fines, Taxes and judgments affecting the Company, related to (a) the Seller and/or HRK personally and/or to the companies in which they hold any equity participation, or (b) the LK Spin-Off, or (c) the activities of LK2, arising out at any time prior, on or after de Closing Date;

(iv)	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX;

(v)
any costs and disbursements incurred by the Company in order to cover negative balances in the Legacy Bank Account during the Transition Period, including with respect to any interests and bank charges stemming therefrom, if applicable; and

(vi)	any acts, facts, activities, omissions or business of the Company or of any Person that has been officer, director, manager or partner of the Company occurred prior to the Closing Date.

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12.2. Indemnification to the Seller.  The Buyer hereby agrees to indemnify, defend and hold the Seller (“Sellers’ Indemnified Parties”) harmless from and against any and all Losses incurred by Seller as a result of any of the following:

(i)	any breach, inaccuracy or untruthfulness of any representation and warranty made by the Buyer in this Agreement, in its Schedules or in any of the Transaction Documents; or

(ii)	any breach of any covenant or agreement of Buyer contained in this Agreement, in its Schedules or in any of the Transaction Documents.

12.3. Survival of Representations and Warranties.  The representations and warranties, and the obligation to indemnify set forth in Chapter 12 hereof, shall survive this Agreement and the completion of the Closing and shall remain in full force and effect for their respective limitation periods (prazos prescricionais).

12.4. Indemnification and Taxes.  The indemnification for Losses established herein shall be paid to the Indemnified Party that has incurred in such Losses and shall contemplate the full extent of the Losses, as well as one hundred percent (100%) of the Taxes, contributions and other charges incurred by the respective Indemnified Party derived from the receipt of the indemnification, so that the Indemnified Party is recomposed to the situation in which it would be in case the Losses had not been verified.

12.5. Cumulative Remedies.  The right to claim for indemnification established herein shall not prevent any Indemnified Party from obtaining coercive or injunctive remedies or other similar non-monetary remedies.  The right to indemnification set forth in this Chapter 12 shall not be affected by any investigation carried out, or any knowledge obtained, by the respective Indemnified Party at any time earlier or later than the date hereof.

12.6. Third-Party Claims.  In the event that an Indemnified Party receives notice of the assertion of any claim or the commencement of any lawsuit, administrative procedure or arbitration by a third party (“Indemnified Event”) in respect of which indemnity may be sought under the provisions of this Chapter 12 (“Third-Party Claim”), the Indemnified Party shall, in the course of the applicable lawsuit, administrative procedure or arbitration, notify the indemnifying Party (“Indemnifying Party”) in writing, pursuant to the form set forth in Chapter 15 below, of such Third-Party Claim, the basis for such Third-Party Claim (“Notice of the Indemnified Event”).  The Indemnified Party shall have the right to assume the defense of such claim through counsel of its own choice, provided that the Indemnified Party shall not enter into any confession (confissão)

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and/or settlement in respect of any such Third Party Claim without the prior consent of the Indemnifying Party, which consent shall not be unreasonably withheld or denied.

12.6.1. The failure in making the Notice of the Indemnified Event according to the terms set forth herein shall not be considered a waiver of the Indemnified Party to the right to claim for indemnification from the Indemnifying Party in relation to the respective Loss and to the obligation of the Indemnifying Party to indemnify, nor it shall release, in any way, the Indemnifying Party from any obligation to indemnify.

12.7. Non-Third Party Claims.  If at any time one Indemnified Party intends to obtain an indemnification for any of the reasons specified in Sections 12.1 or 12.2 above (“Non-Third Party Claims”), this Indemnified Party should send a previous notice, in writing, to the indemnifying Party, in the form of Chapter 15 below, containing the details regarding the nature of the demand and the amount involved (“Notice of Indemnification”).

12.8. Payment of the Indemnification.  Any payment of indemnification for Losses resulting from an Indemnified Event (including, but not limited to, any reimbursement of expenses, costs or charges incurred or accrued for the preparation or maintenance of any demand), shall be paid by the Indemnifying Party within five (5) Business Days after: (i) an unappealable final sentence (sentença transitada em julgado) taken by the courts; (ii) issuance of definitive arbitration award; (iii) payment of judicial deposit (or similar act at administrative level) by the respective Indemnified Party; or (iv) payment for any settlement, release of obligation (judicial or extrajudicial) by the respective Indemnified Party.

12.8.1. In case of Non-Third Party Claims, the payment of the indemnification shall be made by the Indemnified Party within fifteen (15) days counted from the date of the receipt of the Notice of Indemnification.

12.8.2. The costs and expenses incurred by the Indemnified Party in the management of an Indemnified Event, including, but not limited to, legal, accountants’ and experts’ fees, court costs, court deposits and any other necessary disbursements, shall be paid and reimbursed to the Indemnified Party within three (3) days as of the delivery to the Indemnifying Party of the corresponding payment receipt or deposit.

12.8.3. Any amount due as indemnification hereunder shall be monetarily adjusted from the day the indemnification becomes due to the date of the actual payment by the Indemnifying Party pursuant to the variation of the IGP-M-FGV calculated pro rata diem.

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12.8.4. The lack of payment of any indemnification due hereunder subjects the Indemnifying Party to, in addition to the amount of the indemnification monetarily adjusted pursuant to the variation of the IGP-M-FGV, a non-compensatory penalty corresponding to ten percent (10%) of the total amount due, plus interests of one per cent (1%), calculated pro rata diem from the date of the actual breach to the date of the actual payment.

12.8.5. Should any of the assets held by any Indemnified Party be seized by judicial or arbitration decision, the Indemnifying Party shall take all necessary actions to release such assets within five (5) days as of the publication of the decision.  The failure to release the assets from the seizure subjects the Indemnifying Party to damages resulting therefrom.

12.8.6. In case the payment of the indemnification is due by the Seller to the Buyer prior to the Second Payment Date, such indemnification payment may be deducted from the Second Payment Date Amount.

12.8.7. If any indemnifications are due hereunder by Seller to the Company, the latter may offset the amount of such indemnification against Seller’s variable compensation set forth in clause 3.3 of the Services Agreement.

12.8.8. In case the amount of the indemnification to be paid by Seller to Buyers’ Indemnified Parties exceeds the Second Payment Date Amount and/or the amount of Seller’s compensation referred to under Section 12.8.7, the Seller shall be personally liable for the difference between the due indemnification and the Second Payment Date Amount and/or the amount of Seller’s compensation referred to under Section 12.8.7, as the case may be, pursuant to the terms and conditions established herein.  In this case, the payment of the amount exceeding amounts that cannot be offset shall be performed within the term set forth in Section 12.8 above.

12.8.9. In case the unappealable final sentence referred to under Section 12.8 imposes upon the Company or the Buyer any obligation to perform (obrigação de fazer) or an abstention obligation (obrigação de não fazer), the indemnification due shall include the effective Losses incurred by the Company as a result of such final sentence, as well as loss of profits (lucros cessantes) stemming therefrom, as agreed in a settlement (acordo) between the Parties or pursuant to the dispute resolution mechanisms under this Agreement.

13. CONFIDENTIALITY

13.1. Use of Confidential Information.  Any document or information related to the activities of the Company which are not public information, such as Company’s

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operation, commercial and financial strategies, products, services, expenses, revenues, profitability, prices, suppliers, internal process, analyses, compilations, forecasts, studies, clients, as well as the terms and conditions set forth herein, shall be hereinafter referred to as “Confidential Information”.  Any Confidential Information possessed, owned, produced, obtained by the Seller, HRK and/or their respective Representatives prior to the Closing Date or during the period in which Seller acts as manager of the Company shall be kept as confidential and shall be used solely for the purposes of implementing the Transaction and managing the Company and its businesses, unless otherwise authorized, in writing, by the Buyer.  The use of such Confidential Information by the Seller, HRK and/or their respective Representatives, to their own benefit, to the benefit of third-parties or for any other purpose that is not expressly authorized by the Buyer is strictly prohibited.

13.2. Disclosure of Confidential Information.  In case the Seller, HRK and/or their respective Representatives are obliged, by reason of law or by any court or Governmental Authority of competent jurisdiction, to disclose any Confidential Information, the following procedure shall apply:

(i)
the Seller, HRK and/or their respective Representatives shall, prior to any disclosure and in any case up to the last Business Day of the period corresponding to one third (1/3) of the term assigned by the Governmental Authority to disclose Confidential Information, notify the Buyer of such fact, so that the Buyer may take all measures deemed necessary in order to (a) avoid the disclosure of such Confidential Information using all available legal measures, or (b) instruct the Seller, HRK and/or their respective Representatives on how such Confidential Information is to be disclosed;

(ii)
in case the obligation to disclose Confidential Information stems from any judicial and/or administrative procedure to which Seller, HRK and/or their respective Representatives are a party, the Seller, HRK and/or their respective Representatives shall, solely upon request from the Buyer, take all and any measures required to include the Buyer as a party to the applicable administrative or judicial procedure; and

(iii)
in case the disclosure of the Confidential Information is inevitable, the Seller, HRK and/or their respective Representatives shall take each and every measure so as to guarantee secrecy to the Confidential Information; including, without limitation, the request to the relevant courts or Governmental Authorities to maintain the secrecy of the Confidential Information.

13.3. Term.  Notwithstanding any other provision of this Agreement, the confidentiality obligations set forth herein shall be binding and fully enforceable on the

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Seller, HRK and their respective Representatives and shall remain in full force and effect forXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

13.4. Public Announcements.  Buyer and/or its Affiliates are hereby authorized to issue any press release or make any public announcement relating to the subject matter of this Agreement, regardless of whether or not such public announcement is required by governing Law or any listing or trading agreement concerning the publicly traded securities of the Buyer or its Affiliates.

14. NON-COMPETE AND NON-SOLICITATION

14.1XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX  VVV
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXVVVV

14.1.1. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

14.2. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

14.3 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

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XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

14.3.1. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

14.3.2. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

14.3.3. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

15. NOTICES

15.1. Notices. Any notice required to be given hereunder shall be made in writing and will be deemed effectively delivered (i) upon personal delivery to the notified Party; or (ii) after one (1) day from (a) the deposit with the official governmental postal service, return receipt requested or overnight courier service, and addressed to the Party to be notified at the address indicated below, (b) the transmission via fax to the Party to be notified at the fax numbers listed below, or (c) the delivery of electronic mail sent to the addresses referred below, provided that, in the cases of (b) and (c) the notice or communication shall be confirmed by registered mail or courier, to be posted within two (2) days as of the date the e-mail or fax is sent:

For notices to Seller or HRV:

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Attn: Leo Klinger
XXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXX
With copy to:
Velloza & Girotto Advogados Associados
Attn: Cesar Amendolara
Av. Paulista, 901, 17º andar
São Paulo - SP - CEP 01311-100
Phone:+55 (11) 3145-0055
Fax: +55 (113145-0050
E-mail: ces@vellozaegirotto.com.br

For notices to Buyer:

Attn: Roy Goren
40 Ramland Road South, Suite 200
Orangeburg, New York 10962

Phone: +972-9-7757553
Fax: +55 (11) (845) 398-1648
E-mail: roy@radiancy.com

With copy to:

Levy & Salomão Advogados
Attn: Christian Galvão Davies
Avenida Brigadeiro Faria Lima, 2.601, 12º andar
São Paulo -  SP - CEP 01452-924
Phone:+55 (11) 3555-5039
Fax: +55 (11) 3555-5048
E-mail: cdavies@levysalomao.com.br

15.2. Change of Address. Any Party may alter its notice address by notifying the other parties of such change of address in conformity with the provisions of this Section.

16. GOVERNING LAW AND DISPUTE RESOLUTION

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16.1. Governing law. This Agreement, its Exhibits and Schedules, as well as all other Transaction Documents, shall be governed by and construed and enforced in accordance with the laws of Brazil.

16.2. Arbitration.  The Parties hereby agree that any and all disputes arising out of, in connection with, or related to this Agreement, the Transaction Documents (or the breach thereof) and/or the Transaction, including any question regarding the existence, validity or termination of the Agreement and of the arbitration clause, shall be finally resolved by binding arbitration to be instituted and held according to the Rules of the Câmara de Comércio Brasil - Canadá (respectively “Arbitration Rules” and “Chamber”).  The arbitration proceedings shall be conducted before the Chamber.

16.3. Choice of Arbitrators.  The arbitration tribunal shall be composed of three (3) arbitrators.  The claimant shall choose one arbitrator and the respondent (or, jointly, the respondents) shall choose another arbitrator.  The Parties may nominate foreign arbitrators.  The third arbitrator, who shall act as the chairman of the arbitration panel, shall be jointly appointed by the Parties within fifteen (15) days after the other two arbitrators accepted their respective nominations.  If the Parties fail to reach an agreement as to the nomination of the chairman, the arbitrators appointed by the Parties shall, jointly and by mutual agreement, choose the third arbitrator.  If the arbitrators appointed by the Parties also fail to agree on the choice of the third arbitrator within the period established in the Arbitration Rules, such appointment shall be made by the Chamber, according to its Arbitration Rules.

16.4. Independence of the Arbitrators.  The arbitrators shall be impartial and independent.  If, at any stage during the arbitration, new circumstances arise that may give rise to doubts regarding independence, an arbitrator shall promptly disclose such circumstances to the Parties and to the Chamber.  Upon receipt of such information from an arbitrator or a Party, the Chamber shall communicate it to the other Parties and to the tribunal.

16.5. Seat of Arbitration and Language.  The arbitration proceedings shall be held in and the arbitral award shall be granted in the city of São Paulo, Brazil.  The arbitration will be conducted in the English language, but documents and evidence may be produced by the parties in either English or Portuguese.

16.6. Arbitration Tribunal’s Powers.  The arbitration tribunal shall resolve all controversies in connection with the dispute, including incidental, injunctive, coercive or interlocutory controversies, in accordance with the laws of Brazil.  The arbitrators shall decide substantive matters only based on the law (direito), and not based on equity (equidade), as provided under article 2 of the Brazilian Law No. 9,307, of September 23, 1996.

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16.7. Confidentiality of the Proceedings.  The arbitration proceedings, as well as the documents and information submitted to arbitration, shall be subject to confidentiality.

16.8. Choice of Venue, Court Measures.  The parties are fully aware of all terms and effects of this arbitration commitment and irrevocably agree that arbitration is the sole form of dispute resolution in connection with this Agreement, the Transaction Documents and the proposed Transaction.  Notwithstanding the full validity of the arbitration clause, the Parties elect the venue of the judicial district of São Paulo, State of São Paulo, Brazil, and expressly waive any other venue, when and if necessary for the exclusive purpose of (i) ensuring the commencement of arbitration; (ii) obtaining orders for injunctive and interim relief (emergency measures – medidas provisionais ou cautelares) of a preventive, temporary, or permanent nature; (iii) for proceeding related to the specific performance (execução específica) provided for in this Agreement; (iv) for the enforcement (execução) of penalties provided in this Agreement; (v) in any cases in which an Indemnified Party may also include any Indemnifying Party as an intervening party in any Third-Part Claim, according to the proceedings provided by law (e.g. denunciação da lide); and (vi) to enforce the arbitral award.  The use of any legal action according to this Section cannot be construed and shall not result in any waiver of the arbitration clause or of the jurisdiction of the arbitration tribunal.  Once the arbitration tribunal is instituted, it shall have full authority to maintain, modify of revoke an interim relief previously decided by the elected court.

16.9. Enforcement of the Arbitration Award.  The arbitration award to be rendered by the arbitration tribunal may be submitted to any court with jurisdiction over the enforcement thereof (execução da sentença arbitral).  Any and all other disputes can only be brought before the courts of Sao Paulo, Brazil.  The mere choice of venue in this Section does not conflict with nor waive the arbitration clause.

16.10. Costs and Fees.  All expenses and costs related to the arbitration, including attorney’s fees, shall be borne by either or both parties as the arbitral tribunal may award.

17. MISCELLANEOUS

17.1. Specific Performance. The Parties recognize that their obligations in this Agreement are of an extraordinary, special and singular nature and that in the event of default of such obligations by any of the Parties, losses and damages will be an insufficient remedy. Consequently, the Parties hereby agree they will be entitled to seek specific performance of such obligations, as well as losses and damages, as a remedy to enforce performance of the provisions set forth herein, according to Articles 461, 466-

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A, 466-B, 466-C and 632 of Law No.5,869, of January 11, 1973 (the Brazilian Civil Procedure Law).

17.2. Assignment.  This Agreement shall be observed and shall produce effects for all the Parties hereto, their respective, heirs, successors and assigns, and, except as set forth in Section 17.2.1 below, none of the Parties may assign this Agreement, or any of the rights and obligations derived from this instrument, without the express and prior consent, in writing, of the other Party.

17.2.1. Buyer is hereby authorized to assign this Agreement and all of its rights and obligations hereunder to any of its Affiliates (in each case, an “Assignee”), by means of notice to Seller, delivered in accordance with the terms of Chapter 15 hereof, provided that, in case of such assignment, Buyer remains jointly and severally liable before Seller for all obligations of Assignee hereunder.

17.3. Successors and Assignees.  This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their permitted assignees and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

17.4. Entire Agreement.  This Agreement constitutes the entirety of the agreements between the Parties with regard to the subject-matter hereof and except as otherwise provided herein, supersedes any previous agreement or agreements whether verbal or written with regard thereto. This agreement shall be executed in two (2) counterparts, each of which shall be deemed to be an original.

17.5. Amendments.  This Agreement may be amended, modified or supplemented in any and all respects, but only by a written instrument signed by the Parties hereto expressly stating that such instrument is intended to amend, modify or supplement this Agreement.

17.6. Severability.  Any term or provision of this Agreement that is held by a court of competent jurisdiction, arbitral tribunal or other authority to be invalid, void, or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or jurisdiction.

17.7. Tolerance.  The Parties may (i) extend the time for the performance of any of the obligations or other acts of the other Party; (ii) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement; or (iii) waive compliance with any of the

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agreements or conditions contained in this Agreement. Any agreement to any such extension or waiver shall be valid only if it is set forth in an instrument in writing signed on behalf of such Party.  The failure of any Party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

17.8. Expenses.  Each Party to this Agreement shall pay its own expenses related to the execution of this Agreement and to the Closing, including fees and expenses of their respective attorneys, accountants, auditors, brokers and financial consultants.

17.9. Language.  This Agreement shall be signed in English and shall control in connection with any disputes arising from this Agreement, the Transaction Documents or the Transaction.

IN WITNESS WHEREOF, each Party has executed and delivered this Agreement in two (2) counterparts, before the two (2) witnesses below.

From São Paulo to Orangeburg, May 7, 2013.

/s/ Dolev Rafaeli	/s/ Leo Klinger
RADIANCY, INC. by: Dolev Rafaeli	LEO KLINGER

Intervening Parties:

LK TECHNOLOGY IMPORTAÇÃO E EXPORTAÇÃO LTDA.
by: Leo Klinger

LK2 TECHNOLOGY PARTICIPAÇÕES LTDA.
by: Leo Klinger

HASSE RIVA KLINGER

Witnesses:
1.                                                      2.
Name:                                              Name:
Id.:                                                   Id.:

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Schedule 1.1

DEFINITIONS

The terms used in the Agreement shall have the following meanings:

“Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any Third Party offer, proposal or inquiry relating to, or any Third Party indication of interest in, any acquisition or purchase, direct or indirect, whether by way of asset purchase, stock purchase, merger, consolidation, share exchange, business combination or otherwise, of the Company or any Assets of the Company (other than sales of inventory in the Ordinary Course of Business, consistent with past practice) or the placing of any Lien over any of the above or any other transaction the consummation of which could reasonably be expected to frustrate the purposes of, impede, interfere with, prevent or materially delay the transactions contemplated by this Agreement or that could reasonably be expected to dilute materially the benefits to Buyer of the transactions contemplated by this Agreement.

“Affiliates” means, with respect to any specified Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with such specified Person.

“ANVISA” means the National Health Surveillance Agency (Agência Nacional de Vigilância Sanitária).

“Business Days” means any day when banks are open to the public in the City of São Paulo.

“Company Fixed Costs” means the overhead costs incurred by the Company during the Transition Period.

 “FCPA” shall mean the United States Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§78dd-1, 78dd-2 and 78dd-3, as amended.

 “Governmental Authority” means any governmental or regulatory entity, or political subdivision, whether federal, state, municipal or international, or any agency or department, tribunal or arbitrator (public or private).

“IGP-M-FGV” means the General Prices Index – Market (Índice Geral de Preços – Mercado), calculated by Fundação Getúlio Vargas or another official index created to replace it.

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 “IP Rights” means any patent, trademark, service mark, trade name, invention, copyright, industrial design right, internet domain name, software, know how or any other intellectual property right.

“JUCESP” means the Board of Commerce of the State of São Paulo (Junta Comercial do Estado de São Paulo).

“Legacy Activity” means the list of products attached as Schedule 1.1(a) to the Agreement.

“Legacy Bank Account” means the sole bank account to which the Company is entitled on the date of the Agreement, the details of which are included in Schedule 10.1.25(a) to the Agreement.

 “Lien” means, with respect to any property or asset, any lien, burden, pledge, mortgage, security interest, charge, fiduciary transfer or any kind of right enforceable against Third Parties, easement or similar encumbrance, or other adverse claim, obligations or restrictions of any kind in respect of such property or asset.  For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

“LK AFE” means the operation license (Autorização de Funcionamento de Empresas) issued by ANVISA in favor of the Company on August, 17, 2009, authorizing the Company to store, distribute, sell and import products defined by Article 3, subsection IV, of Decree No, 79,094, of January 5, 1977 (Correlatos).

“LK2 AFE” means the operation license (Autorização de Funcionamento de Empresas) to be issued by ANVISA in favor of LK2 during the Transition Period, contemplating the same activities comprised by the LK AFE.

“LK2 Permits” means all of the following permits, licenses, authorizations and enrollments, to be obtained by LK2 during the Transition Period: (i) LK2 AFE; (ii) enrollment of LK2 with RADAR/Siscomex, under the same modality as the LK RADAR; and (iii) Municipal Sanitary License (Cadastro Municipal de Vigilância em Saúde), issued by the relevant authority of the Municipality of São Paulo (Coordenação de Vigilância em Saúde) for the same purposes as those contemplated by the LK Municipal Sanitary License.

“LK Spin-Off” means the partial spin-off of the Company, in order to formalize the transfer, from LK to LK2, of all assets, rights, liabilities and obligations, such that,

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following this corporate measure, the Company is entitled solely to certain items of stock of the Legacy Activity and a balance in the Legacy Bank Account enough, at the discretion of Seller, for operations of the Legacy Activity during the Transition Period.

 “Material Adverse Change” means any of the following, with an impact in the Company’s Assets and/or revenues in an amount exceeding twenty-five thousand Reais (R$25.000,00): (i) overstated assets of any nature; (ii) understated, undisclosed or unknown obligation (effective or contingent), duty or liability, of any nature; (iii) force majeure event (eventos de força maior), acts of God, explosion, fire, storm, earthquake, lightning or flood, acts of terrorism or of malicious damage, national political or economical disruption, or any other type of unforeseeable event; (iv) material reduction in total sales of the Company; (v) any change in the regulatory environment applicable to the Company, particularly with regards to tax issues; and (vi) any other adverse changes that may be material to the business of the Company, especially, without limitation, any adverse changes that negatively affect any of the licenses, permits and authorizations of the Company listed in Sections 10.1.8 and 10.1.8.1 of the Agreement.

“Non-Radiancy Products” means the product of the Legacy Activity listed in item 5 of Schedule 1.1(a) to the Agreement.

“Ordinary Course of Business” for the purposes of this Agreement, an action shall be deemed performed in the ordinary course of business of the Company when performed (i) in the ordinary course of the daily operations of the Company; and (ii) regardless of the approval of the majority of the Company’s quotaholders.

 “Person” means any individual, legal entity, partnership, company, association, joint venture, corporation, limited liability company, enterprise without legal personality, Governmental Authority or other entity.

“Professional Line Products” means the products of the Legacy Activity listed in items 1 to 4 of Schedule 1.1(a) to the Agreement.

“RADAR/Siscomex” means the enrollment with the Brazilian Federal Tax Authorities for the purposes of performing imports (Sistema Integrado de Comércio Exterior).

“Radiancy Products” has the meaning ascribed to it in Section 14.1 of the Agreement.  For the avoidance of doubt, the products of the Legacy Activity listed in items 1 to 4 of Schedule 1.1(a) to the Agreement are included within the scope of this term.

 “Related Party” means, with respect to any Person, (i) a spouse, parent, grandparent, descendant or sibling of such Person; (ii) any other Person which: (a) holds twenty percent (20%) or more of the voting rights in the first Person, and/or (b) has the right to

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appoint or remove twenty percent (20%) or more of the board of directors of the first Person, and/or (c) controls alone, or pursuant to an agreement with others, twenty percent (20%) or more of the voting rights in the first Person; and/or (d) shares in twenty percent (20%) or more of the profits or losses of the first Person; (iii) any Affiliate of any such other Person as is referred to in (ii) above; (iv) any other Person in which the first Person holds, directly or indirectly, any of the interests referred to in (ii) above and any Affiliate of any such other Person; and (v) any other Person who is an director, officer, manager, or employee or any Person mentioned in (ii), (iii) or (iv) above.

“Reais” or “R$” means the lawful currency of the Federative Republic of Brazil.

“Representatives” means, in relation to a determined Person, its officers, directors, managers, other executives, functionaries, employees, partners and any outside parties contracted, including, without limitation, bankers, accountants, auditors, lawyers, consultants, service providers, and other advisors.

“Second Payment Date” has the meaning ascribed to it in Section 9.2.4 of the Agreement.

 “Subsidiary” means with respect to any specified Person, any legal entity in which the Specified Person owns ten percent (10%) or more of voting stock, or any other ownership interest (participação societária) granting voting rights.

“Taxes” means any taxes, fees, social contributions, contributions for intervention in the economic domain, contributions for improvements, contributions of interest to professional or economic categories, compulsory loans, as well as social security contributions, tariffs, deposits to the FGTS, interest, fines and public fees.

 “Third Party” means any Person, as defined in this Agreement, other than Seller or Buyer, as applicable, or any of its Affiliates.

“Transaction Documents” means this Agreement, the Services Agreement, the LK Spin-Off Corporate Documents and the corporate acts implementing the Closing.

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